Exhibit 10.6

                     FIFTH AMENDMENT TO INVESTMENT AGREEMENT


     THIS FIFTH AMENDMENT TO INVESTMENT AGREEMENT ("Amendment"), dated as of March 11, 1998, is made by and among (i) DEVLIEG-BULLARD, INC., a Delaware corporation (the "Company"), (ii) BANC ONE CAPITAL PARTNERS CORPORATION, a Texas corporation ("Banc One"), and PNC CAPITAL CORP, a Delaware corporation ("PNC") (Banc One and PNC are sometimes collectively referred to as the "Senior Holders or individually as a "Senior Holder"), (iii) CHARLES E. BRADLEY, SR., an individual residing in Connecticut ("Bradley") and (iv) JOHN G. POOLE, an individual residing in New York ("Poole") (Bradley and Poole are sometimes collectively referred to as the "Junior Holders", or individually as a "Junior Holder"; the Senior Holders and the Junior Holders are sometimes collectively referred to as the "Holders").


                              W I T N E S S E T H:


     WHEREAS, the Senior Holders, Allied (as defined in the Agreement) and the Company entered into that certain Investment Agreement dated as of May 25, 1994 (the "Original Agreement"), as amended by that certain First Amendment to Investment Agreement dated as of October 23, 1995, by and among Senior Holders, Allied, Junior Holders and the Company (the "First Amendment"), that certain Second Amendment to Investment Agreement dated as of April 12, 1996, by and among Senior Holders, Junior Holders and the Company (the "Second Amendment"), that certain Third Amendment to Investment Agreement dated as of January 17, 1997, by and among Senior Holders, Junior Holders and the Company (the "Third Amendment") and that certain Fourth Amendment to Investment Agreement dated as of September __, 1997, by and among Senior Holders, Junior Holders and the Company (the "Fourth Amendment"; the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are herein collectively referred to as the "Agreement"), pursuant to which the Senior Holders and Allied agreed to purchase $12,000,000 of subordinated debentures and Junior Holders agreed to purchase $4,000,000 of junior debentures (the proceeds of said junior debentures having been used to satisfy the senior debentures held by Allied), all in accordance with, and as provided in, the Agreement; and

     WHEREAS, the Company has requested that the Senior Holders and the Junior Holders further amend the Agreement in certain respects; and

     WHEREAS, Allied remains a "Holder" under the Agreement for limited purposes only and, accordingly, is not required to join in this Amendment;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreement contained herein, intending to be legally bound hereby, the parties agree as follows:

     1. Senior Debt. In accordance with the provisions of Paragraph 1.03 (Senior
Debt), Holders hereby consent to a $2,514,285.99 increase in the term Senior Debt of the Company, to aggregate amount of $7,600,000, the consolidation of said term debt into a single term facility to be repaid in equal, monthly installments of $200,000 each, plus accrued interest, beginning March 31, 1998, and maturing April 30, 2001, and the extension of the maturity date of the remaining Senior Debt to October 31, 2001.

     2. Financial  Covenants.  Sections 7.11 (Minimum  Consolidated  Net Worth),
7.12 (Consolidated Interest Coverage Ratio), 7.13 (Consolidated Total Liabilities to Consolidated Net Worth), 7.14 (Consolidated Current Ratio), 7.15 (Consolidated Fixed Charge Coverage Ratio), and 7.16 (Consolidated EBITDA) of the Agreement are hereby deleted and the following are substituted in lieu thereof (and, as used therein, "Quarterly Date" shall mean each January 31, April 30, July 31 and October 31):

          7.11 Minimum Consolidated Net Worth. The Company and its Consolidated Subsidiaries shall maintain as of each date specified below a Consolidated Net Worth of not less than the following:

                         Date                                    Amount
                         ----                                    ------

                  April 30, 1998                              $22,000,000
                  July 31, 1998                               $22,000,000
                  October 31, 1998                            $22,000,000
                  January 31, 1999                            $22,000,000
                  April 30, 1999                              $25,000,000
                  July 31, 1999                               $25,000,000
                  October 31, 1999                            $25,000,000
                  January 31, 2000                            $25,000,000
                  April 30, 2000                              $25,000,000
                  July 31, 2000                               $27,000,000
                  and thereafter

          7.12 Consolidated Interest Coverage Ratio. The Company and its Consolidated Subsidiaries shall maintain for each period specified below a Consolidated Interest Coverage Ratio of not less than the following:

                           Period                                  Ratio
                           ------                                  -----

                  Four quarters ended
                    January 31, 1998                          2.40  to  1.00
                  February 1, 1998 to
                    April 30, 1998                            2.40  to  1.00
                  February 1, 1998 to
                    July 31, 1998                             2.40  to  1.00
                  February 1, 1998 to
                    October 31, 1998                          2.40  to  1.00
                  February 1, 1998 to
                    January 31, 1999                          2.40  to  1.00
                  Four quarters ended
                    April 30, 1999                            2.90  to  1.00
                  Four quarters ended
                    July 31, 1999                             2.90  to  1.00
                  Four quarters ended
                    October 31, 1999                          2.90  to  1.00
                  Four quarters ended
                    January 31, 2000                          2.90  to  1.00
                  Four quarters ended
                    April 30, 2000                            2.90  to  1.00
                  Four quarters ended
                    July 31, 2000                             3.60  to  1.00
                    and on each Quarterly
                    Date thereafter

          7.13 Consolidated Total Liabilities to Consolidated Net Worth. The Company and its Consolidated Subsidiaries will not as of any date specified below permit the ratio of Consolidated Current Liabilities to Consolidated Net Worth to be greater than the following:

                           Date                                 Ratio
                           ----                                 -----

                  April 30, 1998                              4.00  to  1.00
                  July 31, 1998                               4.00  to  1.00
                  October 31, 1998                            4.00  to  1.00
                  January 31, 1999                            4.00  to  1.00
                  April 30, 1999                              4.00  to  1.00
                  July 31, 1999                               3.75  to  1.00
                  October 31, 1999                            3.75  to  1.00
                  January 31, 2000                            3.75  to  1.00
                  April 30, 2000                              3.75  to  1.00
                  July 31, 2000                               3.25  to  1.00
                    and each Quarterly
                    Date thereafter


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



          7.14  Consolidated  Current  Ratio.  The Company and its  Consolidated
     Subsidiaries shall have as of any date specified below a ratio of Consolidated Current Assets to Consolidated Current Liabilities of not less than the following:

                           Date                                    Ratio
                           ----                                    -----

                  April 30, 1998                              1.08  to  1.00
                  July 31, 1998                               1.08  to  1.00
                  October 31, 1998                            1.08  to  1.00
                  January 31, 1999                            1.08  to  1.00
                  April 30, 1999                              1.08  to  1.00
                  July 31, 1999                               1.25  to  1.00
                  October 31, 1999                            1.25  to  1.00
                  January 31, 2000                            1.25  to  1.00
                  April 30, 2000                              1.25  to  1.00
                  July 31, 2000                               1.35  to  1.00
                    and each Quarterly
                    Date thereafter

          7.15 Consolidated Fixed Charge Coverage Ratio. The Company and its Consolidated Subsidiaries shall maintain at the end of each Rolling Period a Consolidated Fixed Charge Coverage Ratio of not less than 1.10 to 1.00.

          7.16   Consolidated   EBITDA.   The  Company   and  its   Consolidated
     Subsidiaries shall have for each period specified below an amount of Consolidated EBITDA of not less than the following:

                       Period                                        Amount
                       ------                                        ------

              For the four quarters
                ended on January 31,
                1998                                               $12,000,000
              February 1, 1998 to
                April 30, 1998                                     $ 2,500,000
              February 1, 1998 to
                July 31, 1998                                      $ 5,500,000
              February 1, 1998 to
                October 31, 1998                                   $ 8,500,000
              February 1, 1998 to
                January 31, 1999                                   $11,500,000
              For the four quarters
                ended on April 30, 1999                            $13,000,000
              For the four quarters
                ended on July 30, 1999                             $13,500,000
              For the four quarters
                ended on October 31, 1999                          $13,500,000
              For the four quarters
                ended on January 31, 2000                          $13,500,000

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


               For the four quarters
                 ended on April 30, 2000                            $13,500,000
               For the four quarters
                 ended on July 31,
                 2000 and for the four
                 quarters ended on
                 each Quarterly Date
                 thereafter                                         $14,500,000

     3. Miscellaneous. The provisions of the Agreement shall remain in full force and effect except as modified hereby.

     IN WITNESS WHEREOF, the parties, by their duly authorized officers, have executed and delivered this Fourth Amendment to Investment Agreement as of the date first written above.


                                                DEVLIEG-BULLARD, INC.


ATTEST: _______________________                 By: /s/ WO Thomas
                                                    ---------------------------
                                                   Title: PRESIDENT




                                                BANC ONE CAPITAL PARTNERS
                                                CORPORATION


ATTEST: _______________________                 By:/s/ James H. Wolfe
                                                -------------------------------
                                                   Title: Managing Director




                                                PNC CAPITAL CORP


ATTEST: _______________________                 By: /s/ David J. Blair
                                                -------------------------------
                                                   Title: Senior Vice President
                                                          and Principle





WITNESS: ______________________                 /s/ Charles E. Bradley
                                                -------------------------------
                                                CHARLES E. BRADLEY, SR.



WITNESS: ______________________                 /s/ John G. Poole
                                                -------------------------------
                                                JOHN G. POOLE


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